UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2018

Social Capital Hedosophia Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Hawthorne Avenue Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 5, 2018, the members of the board of directors (the “Board”) of Social Capital Hedosophia Holdings Corp. (the “Company”) increased the size of the Board to seven directors and appointed Jacqueline Reses and Dr. James Ryans as directors. Dr. Ryans will serve as the Chairman of the Board’s Audit Committee and as a member of the Board’s Nominating and Corporate Governance Committee.

Ms. Reses has served as Square Capital Lead and People Lead of Square, Inc. since October 2015 and February 2016, respectively. From September 2012 to October 2015, Ms. Reses, served as Chief Development Officer of Yahoo! Inc. In this role, she focused on developing partnerships, acquisitions and investments, significant corporate and tax transactions, as well as recruiting, operations and people leadership. Prior to joining Yahoo, Ms. Reses led the U.S. media group as a Partner at Apax Partners Worldwide LLP, a global private equity firm, which she joined in 2001. Ms. Reses previously served on the board of directors of Alibaba Group Holding Limited and is currently on the board of National Public Radio and the Economic Advisory Council of the Federal Reserve Bank of San Francisco. Ms. Reses holds a BS in Economics with honors from the Wharton School of the University of Pennsylvania.

Dr. Ryans has been a professor of accounting at London Business School since 2016. From July 2012 until May 2016, Dr. Ryans was an accounting instructor at the University of California Berkeley while he undertook doctoral studies. From June 2003 to June 2011, Dr. Ryans served in various senior management roles at Chelsea Rhone LLC and its affiliate HealthCap RRG, a mutual insurer providing commercial liability insurance to the long-term care industry, most recently as Director of Investments. From August 1999 until June 2001, Dr. Ryans was a Consultant and Senior Consultant at Deloitte & Touche. Dr. Ryans currently serves on the board of Groundspeed Analytics, Inc., an insurance data analytics provider. Dr. Ryans is a CFA charterholder and holds a Ph.D. in business administration (accounting) from the University of California Berkeley, an M.B.A. from the University of Michigan, and a B.A.Sc. in Electrical Engineering from the University of Waterloo.

Each of Ms. Reses and Dr. Ryans also entered into an indemnity agreement with the Company and a Letter Agreement with the Company, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 220130) related to its initial public offering. Pursuant to the letter agreement, Ms. Reses and Dr. Ryans have agreed to waive their redemption rights with respect to any ordinary shares of the Company they hold in connection with the completion of the Company’s initial business combination. If the Company submits its initial business combination to its shareholders for a vote, Ms. Reses and Dr. Ryans have agreed to vote any ordinary shares they hold in favor of the Company’s initial business combination.

Item 7.01	Regulation FD Disclosure.

On February 5, 2018, the Company issued a press release announcing (1) that it will host an informal event for investors on Thursday, February 8, 2018 and (2) the appointment of Ms. Reses and Dr. Ryans to the Board. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains, and the discussion given as part of the event discussed above and other oral and written statements by the Company may contain, statements that constitute “forward-looking statements.” All statements, other than statements of historical fact included in this Current Report on Form 8-K and the discussion referenced above including, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “seek” and variations thereof and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s securities filing with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description of Exhibits
99.1	Press release, dated February 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp.

Date: February 5, 2018	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer